ENVIRONMENTAL AND HAZARDOUS
SUBSTANCES INDEMNITY AGREEMENT

This Environmental and Hazardous Substances Indemnity Agreement (this “Indemnity Agreement”) is executed and delivered as of the 30th day of June, 2011, on a joint and several basis by Grubb & Ellis Healthcare REIT II Holdings, LP, a Delaware limited partnership (“Borrower”) and G&E HC REIT II Care Pavilion SNF, L.P., a Delaware limited partnership, (b) G&E HC REIT II Maplewood Manor SNF, L.P., a Delaware limited partnership, (c) G&E HC REIT II Cliveden SNF, L.P., a Delaware limited partnership, (d) G&E HC REIT II Tucker House SNF, L.P., a Delaware limited partnership, (e) G&E HC REIT II Cheltenham York SNF, L.P., a Delaware limited partnership, (f) G&E HC REIT II Yuma SNF, LLC, a Delaware limited liability company, (g) G&E HC REIT II Charlottesville SNF, LLC, a Delaware limited liability company, (h) G&E HC REIT II Fincastle SNF, LLC, a Delaware limited liability company, (i) G&E HC REIT II Hot Springs SNF, LLC, a Delaware limited liability company, (j) G&E HC REIT II Midlothian SNF, LLC, a Delaware limited liability company, and (k) any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (an “Indemnity Supplement”) (each, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) to and for the benefit of KeyBank National Association, a national banking association, its successors and assigns, as Agent (in such capacity, “Agent”).

R E C I T A L S:

Whereas, on or about the date hereof, Borrower, Agent and the Lenders party thereto entered into that certain Credit Agreement (“Credit Agreement”) whereby Lenders agreed to make a secured loan (the “Revolving Credit Loan”) available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Seventy One Million Five Hundred Thousand and No/100 Dollars ($71,500,000.00), to finance various properties owned by the Subsidiary Guarantors (each, a “Property” and collectively, the “Project”).

Whereas, in connection with the Revolving Credit Loan, Borrower has executed and delivered to each Lender a Note in favor of such Lender of even date herewith (each, a “Note”) in the aggregate principal amount of the Revolving Credit Loan, payment of which is secured by (i) a Mortgage made by each Subsidiary Guarantor in favor of Agent on each Property and (ii) the other Loan Documents.

Whereas, the Agent and the Lenders have required as a condition of their making Revolving Credit Loans from time to time that the Borrower cause each of the undersigned to enter into this Indemnity Agreement and to cause each Subsidiary Guarantor to enter into a Indemnity Supplement, and the Borrower has agreed to cause each of the undersigned to execute this Indemnity Agreement and to cause each such Subsidiary Guarantor to execute an Indemnity Supplement, in each case in order to induce the Agent and the Lenders to make the Revolving Credit Loans and thereby benefit the Borrower and its Subsidiaries by providing funds to the Borrower for the purposes described in Schedule 2.8 of the Credit Agreement.

Whereas, each Subsidiary Guarantor will derive financial benefit from the Revolving Credit Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

Whereas, Borrower and each Subsidiary Guarantor are referenced to individually herein as an “Indemnitor” and collectively as “Indemnitors.” As a condition to making the Revolving Credit Loan, Agent and Lenders require the Indemnitors to indemnify Agent and each Lender upon the occurrence of certain events.

Whereas, Agent and each Lender has relied on the statements and agreements contained herein in agreeing to make the Revolving Credit Loan.

Now, Therefore, in consideration of the Recitals set forth above and hereby incorporated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Indemnitors hereby agree as follows:

1. Definitions. Initially capitalized terms used and not otherwise defined herein shall have the meanings respectively ascribed to them in the Credit Agreement.

2. Representations and Warranties. Each Indemnitor hereby represents and warrants to Agent and each Lender (i) that, to the best of its knowledge, (a) the Project has been and is free from contamination by Hazardous Material, and (b) no release of any Hazardous Material has occurred on, onto or about the Project; (ii) that the Project currently complies, and will comply based on its anticipated use, with all Laws relating to Hazardous Material; (iii) that, to Indemnitor’s knowledge in connection with the ownership, operation, and use of the Project, all necessary notices have been filed and all required permits, licenses and other authorizations have been obtained, including those relating to the generation, treatment, storage, disposal or use of Hazardous Material; (iv) that to the best of its knowledge, there is no present, past or threatened investigation, inquiry or proceeding relating to the environmental condition of, or to events on or about, the Project; and (v) it has not, nor will it, release or waive the liability of any previous owner, lessee or operator of the Project or any party who may be potentially responsible for the presence of or removal of Hazardous Material from the Project, nor has it made promises of indemnification regarding Hazardous Material on the Project to any party.

3. Covenants. Indemnitors shall

a. comply, and cause all other persons on or occupying the Project to comply, with all Laws relating to Hazardous Material;

b. not install, use, generate, manufacture, store, treat, release or dispose of, nor permit the installation, use, generation, storage, treatment, release or disposal of, Hazardous Material on, under or about the Project;

c. immediately advise Agent in writing of:

(i) any and all Environmental Proceedings;

(ii) the presence of any Hazardous Material on, under or about the Project of which Agent has not previously been advised in writing;

(iii) any remedial action taken by, or on behalf of, any Indemnitor in response to any Hazardous Material on, under or about the Project or to any Environmental Proceedings of which Agent has not previously been advised in writing;

(iv) the discovery by any Indemnitor of the presence of any Hazardous Material on, under or about any real property or bodies of water adjoining or in the vicinity of the Project; and

(v) the discovery by any Indemnitor of any occurrence or condition on any real property adjoining or in the vicinity of the Project that could cause the Project or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Project under any Laws relating to Hazardous Material;

d. provide Agent with copies of all reports, analyses, notices, licenses, approvals, orders, correspondences or other written materials in its possession or control relating to the environmental condition of the Project or real property or bodies of water adjoining or in the vicinity of the Project or Environmental Proceedings immediately upon receipt, completion or delivery of such materials;

e. not install or allow to be installed any tanks on, at or under the Project;

f. not create or permit to continue in existence any lien (whether or not such lien has priority over the lien created by the Mortgage) upon the Project imposed pursuant to any Laws relating to Hazardous Material; and

g. not change or alter the present use of the Project unless Indemnitors shall have notified Lender thereof in writing and Lender shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Hazardous Material on the Project in question in such a level that would increase the potential liability for Environmental Proceedings.

4. Right of Entry and Disclosure of Environmental Reports. Borrower and each Subsidiary Guarantor hereby grants to Agent its agents, employees, consultants and contractors, an irrevocable license and authorization to enter upon and inspect the Project at reasonable times and upon reasonable advance notice (and otherwise in accordance with the terms of the Credit Agreement), and conduct such environmental audits and tests, including, without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Project, in its sole and absolute discretion, determine are necessary or desirable. With respect to invasive testing, such as soil borings, Agent shall consult with Borrower in advance of such tests. Agent agrees, however, that it shall not conduct any such audits, unless an Event of Default exists under the Loan Documents or Agent has reason to believe that such audit may disclose the presence or release of Hazardous Material or unless an environmental audit deems further testing necessary. Without limiting the generality of the foregoing, Borrower and each Subsidiary Guarantor agrees that Agent shall have the right to appoint a receiver to enforce this right to enter and inspect the Project to the extent such authority is provided under applicable law. All reasonable out-of-pocket costs and expenses incurred by Agent in connection with any inspection, audit or testing conducted in accordance with this Section 4 shall be paid by Borrower. The results of all investigations and reports prepared by Agent shall be and at all times remain the property of Agent (and each Lender) and under no circumstances shall Agent (or any Lender) have any obligation whatsoever to disclose or otherwise make available to Indemnitors or any other party such results or any other information obtained by it in connection with such investigations and reports; provided, however, that if there exists no Event of Default under the Loan Documents, if requested by Borrower, Agent shall provide to Borrower a copy of the written report with respect to any inspection, audit or testing for which Borrower has paid hereunder. Agent hereby reserves the right, and Indemnitors hereby expressly authorize Agent to make available to any party in connection with a sale of the Project any and all reports, whether prepared by Agent or prepared by Borrower and provided to Agent (collectively, the “Environmental Reports") which Agent may have with respect to the Project. Borrower and each Subsidiary Guarantor consents to Agent notifying any party under such circumstances of the availability of any or all of the Environmental Reports and the information contained therein. Each Indemnitor further agrees that Agent may disclose such Environmental Reports to any governmental agency or authority if they reasonably believe that they are required to disclose any matter contained therein to such agency or authority; provided that Agent shall give Borrower at least 48 hours prior written notice before so doing. Each Indemnitor acknowledges that Agent cannot control or otherwise assure the truthfulness or accuracy of the Environmental Reports, and that the release of the Environmental Reports, or any information contained therein, to prospective bidders at any foreclosure sale of the Project may have a material and adverse effect upon the amount which a party may bid at such sale. Each Indemnitor agrees that Agent (and each Lender) shall not have any liability whatsoever as a result of delivering any or all of the Environmental Reports or any information contained therein to any third party, and each Indemnitor hereby releases and forever discharges Agent and each Lender from any and all claims, damages, or causes of action arising out of connected with or incidental to the Environmental Reports or the delivery thereof.

5. Indemnitor’s Remedial Work. Indemnitors shall promptly perform any and all necessary remedial work (“Remedial Work") in response to any Environmental Proceedings or the presence, storage, use, disposal, transportation, discharge or release of any Hazardous Material on, under or about any of the Project; provided, however, that Borrower shall perform or cause to be performed such Remedial Work so as to minimize any impairment to Agent’s security under the Loan Documents.

All Remedial Work shall be conducted:

a. in a diligent and timely fashion by licensed contractors acting under the supervision of a consulting environmental engineer;

b. pursuant to a detailed written plan for the Remedial Work approved by any public or private agencies or persons with a legal or contractual right to such approval;

c. with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities; and

d. only following receipt of any required permits, licenses or approvals.

The selection of the Remedial Work contractors and consulting environmental engineer, the contracts entered into with such parties, any disclosures to or agreements with any public or private agencies or parties relating to Remedial Work and the written plan for the Remedial Work (and any changes thereto) shall each be subject to Agent’s prior written approval, which shall not be unreasonably withheld or delayed. In addition, Indemnitors shall submit to Agent, promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitors in connection with any Remedial Work, or Hazardous Material relating to the Project. All costs and expenses of such Remedial Work shall be paid by Indemnitors, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and Agent’s reasonable fees and out-of-pocket costs incurred in connection with monitoring or review of such Remedial Work. Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Proceedings.

6. Indemnity. Indemnitors shall protect, indemnify, defend and hold Agent (and each Lender) and any successors to Agent’s (or any Lender’s) interest in the Project or any Property, and any other Person who acquires any portion of the Project at a foreclosure sale or otherwise through the exercise of Agent’s rights and remedies under the Loan Documents, and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all actual or potential claims, liabilities, damages (direct or indirect), losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, reasonable attorneys’ fees and costs and expenses of investigation) (collectively, “Expenses") which arise out of or relate in any way to any breach of any representation, warranty or covenant contained herein, or any Environmental Proceedings or any use, handling, production, transportation, disposal, release or storage of any Hazardous Material in, under or on the Project, whether by any Indemnitor or any other person, including, without limitation:

a. all foreseeable and all unforeseeable Expenses arising out of:

(i) Environmental Proceedings or the use, generation, storage, discharge or disposal of Hazardous Material by Indemnitors, any prior owner or operator of the Project or any person on or about the Project;

(ii) any residual contamination affecting any natural resource or the environment; or

(iii) any exercise by Agent of any of its rights and remedies hereunder; and

b. the costs of any required or necessary investigation, assessment, testing, remediation, repair, cleanup, or detoxification of the Project and the preparation of any closure or other required plans.

Indemnitors’ liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (1) discovery of any Hazardous Material on, under or about the Project, or (2) the institution of any Environmental Proceedings, and not upon the realization of loss or damage, and Indemnitors shall pay to Agent from time to time, immediately upon request, an amount equal to such Expenses, as reasonably determined by Agent. In addition, in the event any Hazardous Material is removed, or caused to be removed from the Project, by Indemnitors, Agent or any other person, the number assigned by the U.S. Environmental Protection Agency to such Environmental Proceedings or any similar identification shall in no event be in the name of Agent or identify the Agent as a generator, arranger or other designation. The foregoing indemnity shall not include Expenses arising solely from Hazardous Material which first exist on the Project following the date on which the Agent (or its designee) takes title to the Project, whether by foreclosure of the Mortgage, deed-in-lieu thereof or otherwise.

7. Remedies Upon Default. In addition to any other rights or remedies Agent may have under this Indemnity Agreement, at law or in equity, in the event that Indemnitors shall fail to timely comply with any of the provisions hereof, or in the event that any representation or warranty made herein proves to be false or misleading, then, in such event, after (i) delivering written notice to Indemnitors, which notice specifically states that Indemnitors have failed to comply with the provisions of this Indemnity Agreement; and (ii) the expiration of the earlier to occur of the thirty (30) day period after receipt of such notice or the cure period, if any, permitted under any applicable law, rule, regulation or order with which Indemnitors shall have failed to comply, Agent may declare an Event of Default under the Loan Documents and exercise any and all remedies provided for therein, and/or do or cause to be done whatever is reasonably necessary to cause the Project to comply with all Laws relating to Hazardous Material and other applicable Laws, rules, regulations or orders and the cost thereof shall constitute an Expense hereunder and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid. Indemnitors shall give to Agent and its agents and employees access to the Project for the purpose of effecting such compliance and hereby specifically grant to Agent a license, effective upon expiration of the applicable period as described above, if any, to do whatever is necessary to cause the Project to so comply, including, without limitation, to enter the Project and remove therefrom any Hazardous Material or otherwise comply with any Laws relating to Hazardous Material.

8. Obligations. The obligations set forth herein, including, without limitation, Indemnitors’ obligation to pay Expenses hereunder, are collectively referred to as, the “Environmental Obligations". Notwithstanding any term or provision contained herein or in the Loan Documents, the Environmental Obligations are unconditional. Indemnitors shall be fully and personally liable for the Environmental Obligations hereunder, and such liability shall not be limited to the original principal amount of the Revolving Credit Loan. The Environmental Obligations shall survive the repayment of the Revolving Credit Loan and any foreclosure, deed-in-lieu of foreclosure or similar proceedings by or through which Lender or any of its affiliates, nominees, successors or assigns or any other person bidding at a foreclosure sale may obtain title to the Project or any portion thereof.

9. Waiver. No waiver of any provision of this Indemnity Agreement nor consent to any departure by Indemnitors therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Indemnitors shall in any case entitle Indemnitors to any other or further notice or demand in similar or other circumstances.

10. Exercise of Remedies. No failure on the part of Agent to exercise and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver thereof. Agent shall not be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

11. Assignment. Agent may assign its interest under this Indemnity Agreement to any successor to its respective interests in the Project or the Loan Documents. This Indemnity Agreement may not be assigned or transferred, in whole or in part, by Indemnitors and any purported assignment by Indemnitors of this Indemnity Agreement shall be void ab initio and of no force or effect.

12. Counterparts. This Indemnity Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

13. Governing Law. (a) THIS INDEMNITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

(b) EACH INDENMNITOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS INDEMNITY AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH INDEMNITOR, BY THE EXECUTION AND DELIVERY OF THIS INDEMNITY AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH INDEMNITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 OF THE CREDIT AGREEMENT. EACH INDEMNITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH INDMENITOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 10.15 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE AGENT OR ANY LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY INDEMNITOR IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c) EACH INDEMNITOR, THE LENDERS AND THE AGENT WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS INDEMNITY AGREEMENT, OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

14.  Modifications. This Indemnity Agreement may be amended or modified only by an instrument in writing which by its express terms refers to this Indemnity Agreement and which is duly executed by Indemnitors and consented to in writing by Agent.

15. Attorneys’ Fees. If Agent commences litigation for the interpretation, enforcement, termination, cancellation or rescission of this Indemnity Agreement, or for damages for the breach of this Indemnity Agreement, Agent shall be entitled to its reasonable attorneys’ fees (including, but not limited to, in-house counsel fees) and court and other costs incurred in connection therewith.

16. Interpretation. This Indemnity Agreement has been negotiated by parties knowledgeable in the matters contained herein, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party’s preparation of the initial or any subsequent draft of the Loan Documents or this Indemnity Agreement.

17. Severability. If any term or provision of this Indemnity Agreement shall be determined to be illegal or unenforceable, all other terms and provisions in this Indemnity Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

18. Other Laws. Nothing in this Indemnity Agreement, and no exercise by Agent of its rights or remedies under this Indemnity Agreement, shall impair, constitute a waiver of, or in any way affect Agent’s rights and remedies with respect to Indemnitors under any Laws relating to Hazardous Material, including without limitation, contribution provisions or private right of action provisions under such Laws relating to Hazardous Material.

19. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

If to the Borrower:
Grubb & Ellis Healthcare REIT II Holdings, LP
c/o Grubb & Ellis Healthcare REIT II, Inc.
1551 North Tustin Avenue, Suite 300
Santa Ana, California 92705
	Attention:	Danny Prosky

Telecopier No.: (714)       -
Telephone No: (714) 975-2315
Email:       @      .com

with a copy to:

Grubb & Ellis Healthcare REIT II Holdings, LP
c/o Grubb & Ellis Healthcare REIT II, Inc.
1551 North Tustin Avenue, Suite 300
Santa Ana, California 92705
Attention:	Shannon K. S. Johnson

Telecopier No.: (866) 508-4769
Telephone No: (714) 975-2135
Email: Shannon.Johnson@Grubb-Ellis.com

with a copy to:

Arnall Golden Gregory LLP
171 17th Street NW
Suite 2100 Atlanta, Georgia Attention:	30363 David B. Lotz, Esq.

Telecopier No.: (404) 873-8168
Telephone No: (404) 873-8169
Email: david.lotz@agg.com

If to the Agent:
KeyBank National Association, as Agent
Mailcode WA-31-13-2313
1301 5th Avenue, 23rd Floor
Seattle, Washington 98101
	Attention:	Senior Manager, Healthcare Finance

Telecopier No.: (206) 343-6843
Email:       @      .com

with a copy to:

Schiff Hardin LLP
233 South Wacker Drive
Suite 6600
Chicago, Illinois 60606
Attention:	Sean T. Maloney, Esq.

Telecopier No.: (312) 258-5700
Telephone No.: (312) 258-5505
Email: smaloney@schiffhardin.com

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

20. Joint and Several Liability. Indemnitors agree that they shall each be jointly and severally liable for the performance of the Environmental Obligations and all other obligations of Indemnitors contained herein.

21. Captions. The headings of each section herein are for convenience only and do not limit or construe the contents of any provisions of this Indemnity Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, Indemnitors have caused this Indemnity Agreement to be executed as of the day and year first above written.

Grubb & Ellis Healthcare REIT II Holdings, LP

By Grubb & Ellis Healthcare REIT II, Inc.,
Its General Partner

By: /s/ Shannon K S Johnson
Printed Name: Shannon K S Johnson
Its: Chief Executive Officer
G&E HC REIT II Care Pavilion SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Philadelphia SNF Portfolio General Partner, LLC,

A Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Tucker House SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Philadelphia SNF Portfolio General Partner, LLC,

A Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Maplewood Manor SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Philadelphia SNF Portfolio General Partner, LLC,

A Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Cliveden SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Philadelphia SNF Portfolio General Partner, LLC,

A Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Cheltenham York SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Philadelphia SNF Portfolio General Partner, LLC,

A Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Charlottesville SNF, LLC,
a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Fincastle SNF, LLC,
a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Hot Springs SNF, LLC,

a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Midlothian SNF, LLC,

a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Yuma SNF, LLC,

a Delaware limited liability company,

By: Grubb & Ellis Healthcare REIT II Holdings LP,

a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory